EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wind River Systems, Inc. (the “Company”) on Form 10-Q for the period ending October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Zellner, as Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2004	By:	/s/ Michael W. Zellner
Michael W. Zellner
Senior Vice President of Finance and
Administration, Chief Financial Officer and Secretary